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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2006

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)


          Maryland                      1-10899               13-2744380
----------------------------         --------------       ------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)


                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES



ITEM 7.01. REGULATION FD DISCLOSURE.

On May 30, 2006, Kimco Realty Corporation ("Kimco Realty") announced that it is amending certain of the terms of the previously announced consent solicitation (the "Consent Solicitation") that it commenced on May 16, 2006 relating to its Medium-Term Notes and Senior Notes in the aggregate principal amount outstanding of $1,922,000,000. A copy of the press release announcing the amendments to the Consent Solicitation and the Canadian Consent Solicitation is furnished as
Exhibit 99.1 to this report.

The amendments to the terms and conditions of the Consent Solicitation are described in a Consent Solicitation Statement Supplement dated May 30, 2006, which is furnished as Exhibit 99.2 to this report.

Concurrently with the amendments to the terms of the Consent Solicitation, on May 30, 2006, Kimco North Trust III ("Kimco North"), a wholly-owned entity of Kimco Realty, announced that it is amending certain of the terms of the previously announced consent solicitation (the "Canadian Consent Solicitation") that Kimco North commenced on May 16, 2006 relating to its 4.45% Canadian Debentures due 2010 in the aggregate principal amount outstanding of C$150,000,000.

The amendments to the terms and conditions of the Canadian Consent Solicitation are described in a Consent Solicitation Statement Supplement dated May 30, 2006, which is furnished as Exhibit 99.3 to this report.

The information in this report, being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.
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(d) Exhibits.

           The following are furnished as Exhibits to this Report.

               99.1        Press Release dated May 30, 2006.

               99.2        Consent Solicitation Statement Supplement of Kimco
                                      Realty Corporation dated May 30, 2006.

               99.3        Consent Solicitation Statement Supplement of Kimco
                                      North Trust III dated May 30, 2006.




SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 30, 2006                    KIMCO REALTY CORPORATION
                                            (registrant)


                                     By: /s/ Michael V. Pappagallo
                                     ---------------------------------
                                     Name: Michael V. Pappagallo
                                     Its: Executive Vice President
                                     and Chief Financial Officer